Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PSP Industries, Inc. (the “Registrant”) on Form 10-K for the period ending June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Min-Chul Shin, CEO and President and Young-Kyung Lee, CFO of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	October 13, 2011	By:	/s/ Min-Chul Shin
Min-Chul Shin
CEO, President and Director

Date:	October 13, 2011	By:	/s/ Young-Kyung Lee
Young-Kyung Lee
CFO and Director